UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 6, 2020

Taylor Morrison Home Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35873	83-2026677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000

Scottsdale, AZ, 85251

(Address of principal executive offices) (Zip Code)

(480) 840-8100

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	TMHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Offers

On February 10, 2020 (the “Settlement Date”), Taylor Morrison Communities, Inc. (the “Issuer”), a wholly owned subsidiary of Taylor Morrison Home Corporation (the “Company”), completed its previously announced (i) offers (the “Exchange Offers”) to exchange any and all outstanding notes (the “William Lyon Notes”) of three series issued by issued by William Lyon Homes, Inc. (“California Lyon”) for up to $1.09 billion aggregate principal amount of new notes to be issued by the Issuer (the “Taylor Morrison Notes”). Pursuant to the Exchange Offers, the aggregate principal amounts of the William Lyon Notes set forth below were tendered and subsequently accepted on February 6, 2020. Such accepted William Lyon Notes will be retired and canceled and will not be reissued. Following such cancellation, the aggregate principal amounts of the William Lyon Notes set forth below will remain outstanding.

Title of Series of William Lyon Notes	Aggregate Principal Amount Tendered and Accepted	Aggregate Principal Amount Outstanding Following Settlement
6.00% Senior Notes due 2023	$324,004,000	$25,996,000
5.875% Senior Notes due 2025	$428,410,000	$8,476,000
6.625% Senior Notes due 2027	$290,400,000	$9,600,000

As previously reported, the supplemental indentures effecting the amendments to eliminate substantially all of the covenants in the indentures governing the William Lyon Notes, including the requirement to offer to repurchase the William Lyon Notes upon a change of control, and eliminate certain other restrictive provisions and events that may lead to an “Event of Default” in such indentures, have become operative.

In connection with the settlement of the Exchange Offers, on February 10, 2020, the Issuer completed the issuance of the following notes:

(i)	$324,004,000 aggregate principal amount of 6.00% Senior Notes due 2023 (the “Taylor Morrison 2023 Notes”);

(ii)	$428,410,000 aggregate principal amount of 5.875% Senior Notes due 2025 (the “Taylor Morrison 2025 Notes”); and

(iii)	$290,400,000 aggregate principal amount of 6.625% Senior Notes due 2027 (the “Taylor Morrison 2027 Notes” and, together with the Taylor Morrison 2023 Notes and the Taylor Morrison 2025 Notes, the “Notes”);

The Taylor Morrison 2023 Notes were issued pursuant to an Indenture (the “2023 Notes Indenture”), dated as of February 10, 2020, by and among the Issuer, the guarantors party thereto (collectively, the “Guarantors”) and U.S. Bank National Association, as trustee, and are senior unsecured obligations of the Issuer.

The Taylor Morrison 2025 Notes were issued pursuant to an Indenture (the “2025 Notes Indenture”), dated as of February 10, 2020, by and among the Issuer, the Guarantors and U.S. Bank National Association, as trustee, and are senior unsecured obligations of the Issuer.

The Taylor Morrison 2027 Notes were issued pursuant to an Indenture (the “2027 Notes Indenture” and, together with the 2023 Notes Indenture and the 2025 Notes Indenture, the “Indentures”), dated as of February 10, 2020, by and among the Issuer, the Guarantors and U.S. Bank National Association, as trustee, and are senior unsecured obligations of the Issuer.

The Guarantors have issued guarantees (the “Guarantees”) of the Issuer’s obligations under the Notes and the Indentures on a senior unsecured basis. The Guarantors are the same subsidiaries of the Company that guarantee each series of the Notes and the Issuer’s existing 5.875% Senior Notes due 2023 (the “Existing 2023 Notes”), 5.625% Senior Notes due 2024 (the “Existing 2024 Notes”), 5.875% Senior Notes due 2027 (the “Existing 2027 Notes”)and 5.75% Senior Notes due 2028 (the “Existing 2028 Notes” and, together with the Existing 2024 Notes, the Existing 2023 Notes and the Existing 2027 Notes, the “Existing Notes”).

The Notes and the Guarantees are senior unsecured obligations of the Issuer and the Guarantors.

The Notes and the Guarantees rank:

•	pari passu in right of payment with any senior indebtedness of the Issuer and the Guarantors;

•	senior in right of payment to any indebtedness of the Issuer and the Guarantors that is contractually subordinated to the Notes and the Guarantees;

•	effectively junior to any secured indebtedness of the Issuer and the Guarantors, to the extent of the value of the collateral securing such secured indebtedness; and

•	effectively junior to all obligations of the Issuer’s subsidiaries that are not Guarantors.

The interest rate and maturity date for each series of Notes is as follows:

(i)	The Taylor Morrison 2023 Notes will mature on September 1, 2023. Interest on the Taylor Morrison 2023 Notes will accrue at 6.00% per annum, paid semi-annually, in arrears, on March 1 and September 1 of each year, commencing March 1, 2020.

(ii)	The Taylor Morrison 2025 Notes will mature on January 31, 2025. Interest on the Taylor Morrison 2025 Notes will accrue at 5.875% per annum, paid semi-annually, in arrears, on January 31 and July 31 of each year, commencing July 31, 2020.

(iii)	The Taylor Morrison 2027 Notes will mature on July 15, 2027. Interest on the Taylor Morrison 2027 Notes will accrue at 6.625% per annum, paid semi-annually, in arrears, on January 15 and July 15 of each year, commencing July 15, 2020.

Upon certain ratings declines with respect to each series of Notes in connection with a change of control, as described in the respective Indenture, the Issuer must offer to repurchase such series of Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date.

Each Indenture contains covenants that, among other things, restrict the ability of the Issuer and Taylor Morrison Holdings, Inc., the direct parent of the Issuer and a Guarantor (the “Restricted Parent”), and the ability of their restricted subsidiaries to incur certain liens securing indebtedness without equally and ratably securing such series of Notes and the related Guarantees and enter into certain sale and leaseback transactions. These covenants are subject to a number of important exceptions and qualifications. Each Indenture contains customary events of default.

The Notes and Guarantees are not subject to any registration rights agreement.

Optional Redemption

Prior to September 1, 2020, the Issuer is entitled to redeem all or a part of the Taylor Morrison 2023 Notes at a redemption price equal to 100% of the principal amount of the Taylor Morrison 2023 Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest, to, but excluding, the date of redemption.

Prior to September 1, 2020, the Issuer may redeem up to 35% of the aggregate principal amount of the Taylor Morrison 2023 Notes at a redemption price (expressed as a percentage of principal amount) of 106.00%, plus accrued and unpaid interest, if any, to, but not including, the redemption date, with an amount equal to the net cash proceeds from certain equity offerings.

On or after September 1, 2020, the Issuer may redeem all or a portion of the Taylor Morrison 2023 Notes at the redemption prices set forth below plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date, if redeemed during the 12-month period commencing on each of the dates as set forth below:

Period	Percentage
September 1, 2020	103.000%
September 1, 2021	101.500%
September 1, 2022 and thereafter	100.000%

The Issuer may redeem all or a portion of the Taylor Morrison 2025 Notes at the redemption prices set forth below plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date, if redeemed during the 12-month period commencing on each of the dates as set forth below:

Period	Percentage
January 31, 2020	102.938%
January 31, 2021	101.469%
January 31, 2022	100.734%
January 31, 2023 and thereafter	100.000%

Prior to July 15, 2022, the Issuer is entitled to redeem all or a part of the Taylor Morrison 2027 Notes at a redemption price equal to 100% of the principal amount of the Taylor Morrison 2027 Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest, to, but excluding, the date of redemption.

Prior to July 15, 2022, the Issuer may redeem up to 40% of the aggregate principal amount of the Taylor Morrison 2027 Notes at a redemption price (expressed as a percentage of principal amount) of 106.625%, plus accrued and unpaid interest, if any, to, but not including, the redemption date, with an amount equal to the net cash proceeds from certain equity offerings.

On or after July 15, 2022, the Issuer may redeem all or a portion of the Taylor Morrison 2027 Notes at the redemption prices set forth below plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date, if redeemed during the 12-month period commencing on each of the dates as set forth below:

Period	Percentage
July 15, 2022	103.313%
July 15, 2023	102.208%
July 15, 2024	101.104%
July 15, 2025 and thereafter	100.000%

The description of the Indentures in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the 2023 Notes Indenture, the 2025 Notes Indenture and the 2027 Notes Indenture, which are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated into this Item 1.01 by reference.

Supplemental Indentures

On February 6, 2020, TMM Holdings Limited Partnership, a British Columbia limited partnership and direct parent of the Restricted Parent (“Predecessor Holdings”), distributed all of its assets to Taylor Morrison Home III Corporation, a Delaware corporation and indirect subsidiary of the Company (“Successor Holdings”), pursuant to which Successor Holdings became the direct parent of the Restricted Parent (the “Internal Reorganization”).

In connection with the Internal Reorganization, the Issuer, Predecessor Holdings, Successor Holdings and the applicable trustee entered into (i) an Eighth Supplemental Indenture, dated as of February 6, 2020 (the “2024 Supplemental Indenture”), to the indenture, dated as of March 5, 2014 (the “Existing 2024 Indenture”) governing the Existing 2024 Notes, (ii) a Fifth Supplemental Indenture, dated as of February 6, 2020 (the “2023 Supplemental Indenture”), to the indenture, dated as of April 16, 2015 (the “Existing 2023 Indenture”) governing the Existing 2023 Notes, (iii) a First Supplemental Indenture, dated as of February 6, 2020 (the “2027 Supplemental Indenture”), to the indenture, dated as of June 5, 2019 (the “Existing 2027 Indenture”) governing the Existing 2027 Notes, and (iv) a First Supplemental Indenture, dated as of February 6, 2020 (the “2028 Supplemental Indenture” and, together with the 2024 Supplemental Indenture, the 2023 Supplemental Indenture and the 2027 Supplemental Indenture, the “Supplemental Indentures”), to the indenture, dated as of August 1, 2019 (the “Existing 2028 Indenture” and, together with the Existing 2024 Indenture, the Existing 2023 Indenture and the Existing 2027 Indenture, the “Existing Indentures”) governing the Existing 2028 Notes, pursuant to which Successor Holdings assumed all of Predecessor Holdings’ liabilities, including Predecessor Holdings’ rights, obligations, covenants, agreements and liabilities in and under each respective Existing Indenture, Existing Note and related note guarantee, and Predecessor Holdings was released from any and all of the covenants, conditions and obligations under or in connection with each respective Existing Indenture, Existing Note and related note guarantee.

The description of the Supplemental Indentures in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the 2024 Supplemental Indenture, the 2023 Supplemental Indenture, the 2027 Supplemental Indenture and the 2028 Supplemental Indenture, which are attached hereto as Exhibits 4.4, 4.5, 4.6 and 4.7, respectively, and are incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby is incorporated in this Item 2.03 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In recognition of outstanding leadership in the completion of the Company’s two recent acquisitions of publicly-traded builders, on February 10, 2020, the Compensation Committee of the Board of Directors of the Company, approved and granted a one-time special equity award (the “Special Equity Award”) with a grant date value equal to $3,000,000 to Sheryl Palmer, the Company’s Chairman, President and Chief Executive Officer. The Special Equity Award is designed as a key retention tool and will also further the alignment with the interests of our shareholders by conditioning the vesting of the Special Equity Award on the achievement of performance price targets well in excess of the current price of a share of the Company’s common stock (and which would represent all-time highs for the Company’s common stock). If none of the performance targets are met, Ms. Palmer will not realize any value from the Special Equity Award.

The Special Equity Award is a nonqualified stock option subject to both service and performance vesting conditions, with an exercise price of $26.28 (equal to the closing price of a share of the Company’s common stock on February 10, 2020). The stock options are comprised of three tranches, have a ten-year term and are generally exercisable only after satisfaction of both of the following service and performance conditions: (i) Ms. Palmer is continuously employed by the Company through February 10, 2023, and (ii) the trailing 20-day average closing price of a share of the Company’s common stock equals or exceeds $31.54, $34.16 and $36.79 (each, a “Performance Hurdle”), with respect to the first, second and third tranche, respectively (or, if later, the date the service condition is satisfied). Notwithstanding the foregoing, if Ms. Palmer’s employment is involuntarily terminated by the Company without “cause” (as defined in Ms. Palmer’s amended and restated employment agreement with Taylor Morrison, Inc., dated June 15, 2018 (the “CEO Employment Agreement”)) or she resigns for “good reason” (as defined in the CEO Employment Agreement) prior to February 10, 2023, any tranche of the Special Equity Award for which the Performance Hurdle has been achieved shall immediately vest. If such termination or resignation occurs during the period following the execution of a definitive agreement with a third party that, if consummated, would result in a change in control of the Company, but before such transaction is consummated (and subject to such consummation), or within 24 months following a change in control of the Company, notwithstanding anything to the contrary in the CEO Employment Agreement, Ms. Palmer will also vest in the tranche of stock options that would have vested had the next Performance Hurdle (if any) been achieved. If Ms. Palmer’s termination of employment is terminated due to her death or disability, she will be deemed 100% vested in the Special Equity Award. Following Ms. Palmer’s termination for any reason (other than for cause), she will have one year to exercise any stock options that vested prior to or upon her termination. Upon an involuntary termination for cause, Ms. Palmer will forfeit all of her vested and unvested stock options.

This description of the Special Equity Award is qualified in its entirety by reference to the award agreement, which the Company plans to file as an exhibit to its next Quarterly Report on Form 10-Q.

Item 8.01	Other Events.

On February 6, 2020, the Company issued a press release announcing the final results of the Exchange. A copy of the press release issued by Taylor Morrison is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1

Indenture, dated as of February 10, 2020, relating to Taylor Morrison Communities, Inc.’s 6.00% Senior Notes due 2023, by and among Taylor Morrison Communities, Inc., the guarantors party thereto and U.S. Bank National Association.

4.2

Indenture, dated as of February 10, 2020, relating to Taylor Morrison Communities, Inc.’s 5.875% Senior Notes due 2025, by and among Taylor Morrison Communities, Inc., the guarantors party thereto and U.S. Bank National Association.

4.3

Indenture, dated as of February 10, 2020, relating to Taylor Morrison Communities, Inc.’s 6.625% Senior Notes due 2027, by and among Taylor Morrison Communities, Inc., the guarantors party thereto and U.S. Bank National Association.

4.4

Eighth Supplemental Indenture, dated as of February 6, 2020, to the Indenture, dated as of March 5, 2014, among Taylor Morrison Communities, Inc., the guarantors party thereto and Wells Fargo Bank, National Association.

4.5

Fifth Supplemental Indenture, dated as of February 6, 2020, to the Indenture, dated as of April 16, 2015, among Taylor Morrison Communities, Inc., the guarantors party thereto and U.S. Bank National Association.

4.6

First Supplemental Indenture, dated as of February 6, 2020, to the Indenture, dated as of June 5, 2019, among Taylor Morrison Communities, Inc., the guarantors party thereto and U.S. Bank National Association.

4.7

First Supplemental Indenture, dated as of February 6, 2020, to the Indenture, dated as of August 1, 2019, among Taylor Morrison Communities, Inc., the guarantors party thereto and U.S. Bank National Association.

99.1	Press Release, dated February 6, 2020, issued by Taylor Morrison Home Corporation.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2020

Taylor Morrison Home Corporation

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Executive Vice President, Chief Legal Officer and Secretary